Exhibit 99

Deutsche Bank Global High Yield Conference Scottsdale, Arizona September 28, 2005

Kevin McMullen Chairman & CEO

Cautionary

Forward-Looking Statements

This presentation includes “forward-looking statements” as defined by federal securities laws with respect to the Company’s business financial condition, results of operations, significant accounting policies and management judgments, among other things, and include statements based on current expectations, estimates, forecasts and projections. Words such as, but not limited to, “may,” “should,” “projects,” “forecasts,” “seeks,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “likely,” “will,” “would,” “could,” and similar expressions or phrases identify forward-looking statements.

There are many risks and uncertainties that could cause actual results or outcomes to differ materially from those described in the forward-looking statements, some of which are beyond the Company’s control, including inherent economic risks, changes in prevailing governmental policies and regulatory actions, and litigation risks inherent in the Company’s business.

Some important risks, uncertainties and factors that could cause the Company’s actual results or outcomes to differ materially from those expressed in or implied by its forward-looking statements include, but are not limited to, the following: general economic trends affecting OMNOVA Solutions’ end-use markets; prices and availability of raw materials including styrene, butadiene, polyvinyl chloride, acrylics and textiles; ability to increase pricing to offset raw material cost increases; unexpected adverse litigation judgment and absence of or inadequacy of insurance coverage for such judgment; prolonged work stoppage resulting from labor disputes with unionized workforce; acts of war or terrorism; ability to develop successful new products; customer and/or competitor consolidation; customer ability to compete against increased foreign competition; operational issues at the Company’s facilities; availability of financing to fund operations at anticipated rates and terms; ability to successfully implement productivity enhancement and cost reduction initiatives; governmental and regulatory policies; rapid inflation in health care costs; risks associated with foreign operations including fluctuations in exchange rates of foreign currencies; the Company’s strategic alliance and acquisition activities; assumptions used in determining pension plan expense and funding, such as return on assets and discount rates; assumptions used in determining health care cost estimates; compliance with extensive environmental, health and safety laws and regulations; and substantial debt and leverage and the ability to service that debt.

All future written and verbal forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. The Company disclaims any obligation, other than that imposed by law, to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This presentation contains non-GAAP financial measures. The Company’s management uses the non-GAAP financial measures to assess the performance of the business segments and in making decisions regarding the allocation of resources to the business segments. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is available in the Investor Relations section of the Company’s website at www.omnova.com .

Company Profile

NYSE:OMN 1,800 Employees 18 Facilities in North America, Europe & Asia 2004 Sales = $746 million LTM Sales = $798 million Businesses operating for over 50 years

LTM: Last 12 months through August 31, 2005

Business Segments At A Glance

Performance Chemicals

Value-added emulsion polymer coatings, adhesives and binders #1 or #2 share in key categories

LTM Sales = $798 Million

55%

15%

30%

Decorative Products

Functional & decorative surfaces #1 or #2 share in key categories

Building Products

Single-ply commercial roofing systems A leading supplier with broad product offering

A Polymer Company With Leadership Positions in Key Categories

LTM: Last 12 months through August 31, 2005

OMNOVA Locations

Maumee, OH Green Bay, WI

Fairlawn/Akron, OH Mogadore, OH Fitchburg, MA

Auburn, PA

Jeannette, PA

Monroe, NC Chester, SC

Doncaster, U.K.

Kent, U.K.

London, U.K.

Paris, France

Calhoun, GA Muscle Shoals, AL

Columbus, MS

Langelsheim, Germany Krems, Austria

OMNOVA Sites Alliance Manufacturing

Oudenaarde/Evergem, Belgium

Helsingborg, Sweden

Dubai, UAE

Rayong,

Thailand (3)

Shanghai, China

Kaoshiung, Taiwan

Growing Global Reach With Strategically-Located Joint Ventures in Asia

Serving Diverse Markets

Transportation

8%

Coated Paper

20%

Carpet

13%

15%

Hotel, Healthcare, Office

9%

Furniture & Furnishings

Commercial Roofing 16%

Specialty/ 19% Construction

2004 Sales

Building Products Decorative Products Performance Chemicals Multiple Segments

After Prolonged Recession, Majority of Key Market Categories Improving in 2005

Consolidated Performance

Sales

($ in Millions)

798 767 773 737 746 681 683

1999 2000 2001 2002 2003 2004 LTM

EBITDA (Adjusted)

($ in Millions)

109

64 55

43 38

31 26

1999 2000 2001 2002 2003 2004 LTM

EBITDA% Margin

14.2% 8.2% 7.9% 6.5% 4.5% 3.5% 4.8%

Excludes restructuring and severance, asset write-offs and other items as defined by the Company’s current credit facility.

Profitability Affected by Hyperinflation in Raw Materials and End Use Market Recession

LTM: Last 12 months through August 31, 2005

Impact of Raw Material Inflation

Market Prices/lb.

Styrene Butadiene PVC Resin $0.38 $0.70 $0.59

218%

192% 127%

$0.13 $0.26 $0.22

1998 2004 1999 2004 1998 2004

> $ 140M Increase in Last 6 Years; $ 80M in Last 2 Years

OMNOVA Actions Driving To Offset Record High Raw Material Costs Resulting From Oil & Natural Gas Volatility

Average Debt

($ Millions)

Bank Lines Extended Through 2009

17% Reduction

$240 $220 $207 $200

2001 2002 2003 2004

Focused Improvement in Cash Flow Drives Debt Reduction Despite Challenging Operating Environment; Debt at $187.4M on August 31, 2005

Performance Chemicals Overview

LTM Sales = $440M

Second largest North American producer of styrene butadiene latex (SB latex) Broad technology & product development capability

Specialty 33%

Paper & Carpet 67%

2004

SB Latex N. American Market Share

12% 12% 15% 18%

37%

Others Unocal Goodyear

Reichhold

OMNOVA +12 pts

BASF

Dow

1.3B

17%

27%

52%

Other

BASF

OMNOVA

Dow

Total Mkt. (dry pounds)

1.3B 1.6B

1990E 2004E

Source: APC, Kline, OMNOVA

Paper Chemicals

RohmNova joint venture with broadest offering Customization of foundation chemistries provides value and differentiation

Carpet Backing Adhesives

Significant position in residential; growing in commercial New products have driven recent growth

Specialty Chemicals

Nonwovens, floor polish, construction, tape release, saturants, tire cord, textiles Applications expertise key to success

A Specialty Chemicals Business Focused on Technical Service and Innovation

LTM: Last 12 months through August 31, 2005

Performance Chemicals Outlook

Strategy

Emphasize value-added products that differentiate Aggressively pursue pricing to offset raw material inflation Drive productivity via LEAN SixSigma and other initiatives Leverage strategically located facilities Grow globally

Build on sales growth in Europe

Establish permanent Asian presence in 2005

Improving Carpet Demand Driven By Housing Starts

2.4 2 1.6 1.2

0.8 0.4

Sq. yards in billions (Carpet)

2.4 2.2 2

1.8

1.6 Millions (Housing)

1.4

1.2

94 95 96 97 98 99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05E

Carpet Demand

Source: CRI, Commerce Dept., OMNOVA

Housing Starts

Stable Growth Trend in No. American

SB Latex Demand

Millions of Dry Pounds

900 800 700 600 500 400 300 200 100 0

85 87 89 91 93 95 97 99 01 03 05E

2.0% 2.5% 3.5%

Paper Coating

Carpet Backing

Specialty/Other

Source: APC (‘05 based on long-term growth trend), OMNOVA

Coated Paper Demand Driven by Print Ad Spending

Newspaper ($            in billions) $40 $50 $30 $20 $10 $25

$20 Magazine ( $            in billions) $5 $15 $10

80 83 86 89 92 95 98 01 ‘04 ‘05E

Newspaper

Magazines

Source: Zenith Media, PIB, OMNOVA

Performance Chemicals Trends

Sales

($ Millions)

440 373 324 344 327 321 299

1999 2000 2001 2002 2003 2004 LTM

EBITDA (Adjusted)

48

41

35 33

27 26 21

1999 2000 2001 2002 2003 2004 LTM

Excludes restructuring and severance, asset write-offs and other items as defined by the Company’s current credit facility.

2005 Profit Drivers

Moderating raw material inflation Pricing actions Conversion/transportation costs Lower SG&A cost New products/technology

LTM: Last 12 months through August 31, 2005

Performance Chemicals – Raw Materials

CMAI Contract Price

Styrene

1¢ Styrene ~ $2.5M Operating Profit at current volume

Butadiene

1¢ Butadiene ~ $1.6M Operating Profit at current volume $0.80

$0.70

$0.60

$ per LB., FOB supplier $0.50

$0.40

$0.30

Actual

CMAI Forecast $ per LB., FOB supplier

Jan-04

Mar-04

May-04

Jul-04

Sep-04

Nov-04

Jan-05

Mar-05

May-05

Jul-05

Sep-05

Nov-05

$0.60 $0.55 $0.50 $0.45 $0.40 $0.35 $0.30 $0.25 $0.20

Jan-04

Mar-04

May-04

Jul-04

Sep-04

Nov-04

Jan-05

Mar-05

May-05

Jul-05

Sep-05

Nov-05

Actual

CMAI Forecast

LTM Pricing Improvements of $82M to Help Offset Raw Material Inflation

LTM: Last 12 months through August 31, 2005

Decorative Products Overview

LTM = $242M



Commercial Wallcoverings 43%
Laminates 22%
Coated Fabrics 35%

2004

- Color/design/coatings leadership
- **#1 or #2** in key product categories
- Global presence, including 2 Asia plants

Primary End Markets

Commercial Wallcoverings	Laminates	Coated Fabrics
• Corporate • Hospitality • Healthcare • Education • Retail / Restaurant	• Manufactured Housing/RV • Kitchen & Bath Cabinets • Furniture • Retail Display • Flooring • Home Furnishings	• Industrial Films • Transportation - Including Automotive Aftermarket • Interior Construction Systems • Residential Furniture • Contract Furniture • Marine

Commercial Wallcoverings

- 6 industry-leading brands sold through independent distribution
- New complementary products
- Consolidated distribution



Coated Fabrics

- Key wins in 2004 in Marine and Auto Aftermarket upholstery
- Coatings provide durability & soil and stain resistance



Laminates

- Design & speed important to competing against off-shore suppliers
- 3D laminates a key differentiator



A Broad-based Functional, Decorative Surfaces Business

LTM: Last 12 months through August 31, 2005

OMNOVA SOLUTIONS INC 14

Decorative Products Outlook

Strategy

Segment and focus based on:

#1 / #2 share position Growth, profit potential Superior customer value proposition

Differentiate through product and service innovation Capitalize on technology and cost position from Asian JVs Drive productivity via LEAN SixSigma and other initiatives Pursue pricing to offset raw material inflation Leverage economies of scale

Benefit from ongoing industry consolidation

Commercial Office Occupancy Rates

100% 90% 80%

70%

90 91 92 93 94 95 96 97 98 99 00 01 02 05E

Improving from near 11 yr. low in ‘03

Source: Grubb & Ellis, OMNOVA

US Hotel Occupancy Rates

70% 65% 60% 55%

50%

90 92 94 96 98 00 02 ‘04 05E

Improving from 31 yr. low in ‘02

Source: Smith Travel Research, OMNOVA

US Office Furniture Sales

$14 $12 $10 $8 ($            in billions) $6 $4

$2 $0

82 85 88 91 94 97 00 03 05E

Gradually improving after double-digit declines in ‘01-’02

Source: BIFMA, OMNOVA

Manufactured Housing Shipments

400 350 300 Shipments (000) 250 200 150 100 50 0

90 92 94 96 98 00 03 ‘04 05E

Up in ‘04 after 6 years of decline

Source: MHI, OMNOVA

Decorative Products Trends

Sales

($Millions)

345 324

303 289

258 258 242

1999 2000 2001 2002 2003 2004 LTM

EBITDA (Adjusted)

($Millions)

61 53

31

19

6 8 5

1999 2000 2001 2002 2003 2004 LTM

Excludes restructuring and severance, asset write-offs and other items as defined by the Company’s current credit facility.

2005 Profit Drivers

Market demand improvement Pricing actions Raw materials

Cost restructuring and productivity (manufacturing and SG&A) Global sourcing New products/technology

LTM: Last 12 months through August 31, 2005

Decorative Products – Raw Materials

CDI Contract Price

PVC

1¢ PVC ~ $0.5M Operating Profit at current volume $ per Lb., FOB Supplier $0.75 $0.70 $0.65 $0.60 $0.55 $0.50 $0.45 $0.40 $0.35 $0.30 $0.30

Jan-04

Mar-04

May-04

Jul-04

Sep-04

Nov-04

Jan-05

Mar-05

May-05

Jul-05

Sep-05

Nov-05

Actual

Forecast

Based on CDI monomer estimates

Textiles

Decorative Products buys approximately $18M/year

U.S. suppliers of commodity textiles becoming increasingly uncompetitive

Prices for polyester fibers at record highs

Up 48% in U.S. since 2003 Expected to continue to rise

OMNOVA accelerating move to buy majority of textile backings outside U.S.

Currently sourcing in Thailand, India and China

Pricing Actions To Combat Raw Material Inflation

Building Products Overview

LTM Sales = $116M

New Construction 40%

Refurbishment 60%

One of few commercial roofing suppliers with all three single-ply membrane systems

EPDM, TPO, PVC

Strong Brand Equity

2004

Primary End Markets

Retail

Manufacturing/Distribution Health Care Education Government

Thermoplastics: TPO and PVC

State-of-the-art extrusion facility in Alabama (opened 2001) Energy Star® rated due to reflectivity (reduced HVAC loads) Industry innovator with 12 foot wide and Peel & Stick™ TPO membranes

EPDM

Strong sales in Northern U.S.

Sourced through long-term supply agreement

TPO PVC EPDM

Broad-based Single-ply Roofing System Provider

LTM: Last 12 months through August 31, 2005 18

Building Products Outlook

Strategy

Broaden customer base through increased emphasis on small to mid-sized contractors Maintain strong focus on products that simplify installation and reduce labor costs (~50% of total installed roof) Extend product line and accelerate impact of new products Provide best-in-class quality Drive productivity via LEAN SixSigma and other initiatives

Focused on Growth Markets

Market Share – 2006E

50% Single-Ply

50% BUR & Asphalt

33%

TPO Strategic Focus

18% PVC

49%

EPDM

Total Market Single-Ply

New Products: GenFlex TPO vs. Asphalt

Installation Labor Cost (Union) / Sq. Ft.*

75% Advantage! GenFlex TPO

$1.33

Asphalt/BUR

$0.33

Peel & Stick

9 Days $0.35

12ft.**

11 Days

30 Days

Installation Time

* 50,000 sq. ft. bldg.; crew of 8 ** 12 ft. w/bonding adhesive

Forecasted Annual Growth – 2005-2007

20%

2%

1%

Strategic Focus

-1%

TPO PVC EPDM BUR & Asphalt

Building Products Trends

Sales

($Millions)

113 115 116 106

98 93 98

1999 2000 2001 2002 2003 2004 LTM

EBITDA (Adjusted)

($Millions)

7

4 2 0.6 1

(4) (4)

1999 2000 2001 2002 2003 2004 LTM

2005 Profit Drivers

Improved operating efficiencies/productivity Pricing actions Raw materials Leveraging innovative new products Warranty claims

Warranty Expense

0 0 (2.4) (3.8) (0.5) (5.5)

Excludes restructuring and severance, asset write-offs and other items as defined by the Company’s current credit facility.

LTM: Last 12 months through August 31, 2005

Pricing/Sourcing

Productivity/Cost

Improved Profitability Is Number One Priority

Profitable Growth

Leadership/Organization

Recent Actions – Productivity/Cost/Price

SG&A cost restructuring implemented fiscal YTD expected to reduce costs by $13 million annualized ($8 million in 2005) primarily through elimination of 135 positions

SG&A: YTD – 15.1% of sales, and 14.1% of sales for the third quarter . . . lowest ever

LEAN SixSigma becoming ingrained in company culture as we are nearing end of second full year

Initiatives driving improved productivity and eliminating waste Through 2004, $22.5 million in productivity and cash flow improvements

New labor contracts will improve operating efficiencies and reduce costs

YTD through August 31, pricing up $81 million vs. $70 million raw material increase

Recent Actions – Profitable Growth

2005 will include full-year effect of two major wins in 2004

American Boatbuilders Association Primary Upholstery Supplier of Choice

Auto Aftermarket upholstery

Strategy of broadening presence with small to mid-sized contractors in Building Products is gaining momentum

Offers higher gross profit margins

Growing international sales opportunities

First roofing sales to Korea in 2004

Performance Chemicals established Asian office in June 2005

Strengthening capabilities at Decorative Products Asian JVs to take advantage of growing opportunities

Aggressively evaluating roofing private label and other building product opportunities to utilize state-of-the-art capacity

Recent product introductions position OMNOVA for growth in improving markets

New Products – Catalysts For Profitable Growth

High Performance Paper Latex

Platinum Pt™ Series enhances print quality and provides improved binder strength

Greater value to the customer; expanded margins for OMNOVA

Value-Added Carpet Latex

High strength, high solids latex for commercial carpet

Faster line speeds for improved throughput Improved aesthetics

New / Improved Specialty Chemicals

Broad applications include:

Floor care Diaper sublayer Roofing mat Disposable wipes Wallboard/Construction

New Products – Catalysts For Profitable Growth

Unique and Functional Wall Surfaces

One-of-a-kind wide format Digital Murals for hospitality, corporate, retail

Robust, flexible whiteboard systems . . . Now available in black too

3D Laminates

Flexible Laminate for contoured edges No edge banding Durability, improved aesthetics in a cost effective solution

New Products – Catalysts For Growth

Performance Fabrics

High-design polyurethane faux leather fabrics Popular for hotel and casino applications

Comprehensive line for new/used auto retrofits Strong nationwide distribution

GenFlex™ Peel & Stick™ TPO

Roofing

Pre-applied adhesive Environmentally-preferred Significant labor time and cost savings

Why Invest in OMNOVA?

Diversification across products, markets and customers

Sales trends improving in key categories

Significant pricing actions to help offset raw material inflation Streamlined cost structure Enhanced by LEAN SixSigma business approach Strong new product offerings to drive market share Proven cash generating ability in challenging market conditions Leading positions: #1 or #2 in most product categories Upgraded management team focused on cash flow, organic growth and productivity

Strong Operating Leverage . . . Positive EPS in Each of the Last Two Quarters . . . +$0.27 YTD vs. 2004 YTD

EPS excludes restructuring and severance, asset write-offs and work stoppage.